                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                MYRIAD GENETICS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                 [MYRIAD LOGO]

                             MYRIAD GENETICS, INC.

                                                                 October 9, 2001

   Dear Stockholder,

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Myriad Genetics, Inc. (the "Company") to be held at 9:00 a.m. on Thursday, November 8, 2001, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah.

   At the Annual Meeting, three persons will be elected to the Board of Directors. The Company will seek Stockholder approval of an increase in the aggregate number of shares for which stock options may be granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan. In addition, the Company will ask the stockholders to ratify the selection of KPMG LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

   We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ Peter D. Meldrum

                                          Peter D. Meldrum
                                          President and Chief Executive
                                           Officer

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                             MYRIAD GENETICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be Held November 8, 2001

To the Stockholders of Myriad Genetics, Inc.

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Myriad Genetics, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 8, 2001, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah, at 9:00 a.m. for the following purposes:

  1. To elect three members to the Board of Directors to serve for a term ending in 2004 and until their successors are duly elected and qualified.

  2. To consider and act upon a proposal to increase by 2,000,000 shares the aggregate number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan.

  3. To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002.

  4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

   The Board of Directors has fixed the close of business on September 27, 2001 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

   All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Christopher L. Wight

                                          Christopher L. Wight
                                          Secretary

October 9, 2001

                             MYRIAD GENETICS, INC.
                                 320 WAKARA WAY
                           SALT LAKE CITY, UTAH 84108

                                 (801) 584-3600

                                ----------------

                                PROXY STATEMENT

                                ----------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Myriad Genetics, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Company's offices, 320 Wakara Way, Salt Lake City, Utah, on Thursday, November 8, 2001, at 9:00 a.m., and any adjournments thereof (the "Meeting").

   Where the Stockholder specifies a choice on the enclosed proxy card as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the three nominees for director named herein, FOR the proposal to increase by 2,000,000 shares the aggregate number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for which stock options may be granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan and FOR the ratification of the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock, is necessary to constitute a quorum at the Meeting.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve each proposal, other than the election of directors which requires a plurality of the shares voted affirmatively or negatively at the Meeting. With respect to the tabulation of votes on the matters proposed for the consideration of the Stockholders at the Meeting, abstentions and broker non-votes will have no effect on the vote.

   The enclosed proxy card also offers Stockholders the option to access materials for any future Stockholder meeting electronically via the Internet. A Stockholder who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future Stockholder meetings to Stockholders who do not consent to access such materials electronically.

   The close of business on September 27, 2001 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on September 27, 2001, the Company had 23,539,801 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

   This Proxy Statement and the accompanying proxy are being mailed on or about October 9, 2001 to all Stockholders entitled to notice of and to vote at the Meeting.

   The Annual Report to Stockholders for the fiscal year ended June 30, 2001 ("Fiscal 2001") is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of September 1, 2001 concerning the beneficial ownership of the Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 8 hereof, and all current directors and current executive officers as a group.

                                                                 Shares
                                                              Beneficially
                                                                Owned (1)
                                                            -----------------
Name and Address**                                           Number   Percent
------------------                                          --------- -------
Peter Friedli (2).......................................... 1,327,500   5.6%
 Friedli Corporate Finance AG
 Freigutstrasse 5
 8002 Zurich, Switzerland

Mark H. Skolnick, Ph.D. (3)................................   811,432   3.4%

Peter D. Meldrum (4).......................................   316,554   1.3%

Walter Gilbert, Ph.D. (5)..................................   128,940     *

Adrian N. Hobden Ph.D. (6).................................   128,745     *

Arthur H. Hayes, M.D. (7)..................................   105,000     *

Jay M. Moyes (8)...........................................    81,802     *

Gregory C. Critchfield M.D. (9)............................    64,469     *

Sudhir R. Sahasrabudhe, Ph.D. (10).........................    32,180     *

Dale A. Stringfellow, Ph.D. (7)............................    15,742     *

Hugh A. D'Andrade..........................................     4,000     *

Linda S. Wilson, Ph.D. (7).................................     2,500     *

All executive officers and directors as a group (14
 persons) (11)............................................. 1,776,341   7.3%

--------
 * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
(1) The number of shares of Common Stock issued and outstanding on September 1, 2001 was 23,527,981 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at September 1, 2001, plus shares of Common Stock subject to options and warrants held by such person at September 1, 2001 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Attached to each share of Common Stock is a Preferred Share Purchase Right to acquire one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock, par value $.01 per share, which Preferred Share Purchase Rights are not presently exercisable.
(2) Includes shares held by Inventure, Inc., Joyce, Ltd., Pine, Inc., and Spring Technology Corp., in each of which Mr. Friedli has a controlling interest. Also includes currently exercisable warrants to purchase
     65,500 shares of Common Stock.
(3) Includes shares held directly by Dr. Skolnick and his wife, shares held by a family limited partnership of which Dr. Skolnick is a general partner, as well as shares held by certain family members. Also includes
     214,000 shares of Common Stock subject to currently exercisable options.
(4) Includes 51,919 shares of Common Stock subject to currently exercisable options.
(5) Includes 42,970 shares of Common Stock owned by Dr. Gilbert's wife, as to which Dr. Gilbert disclaims beneficial ownership. Also includes 73,000 shares of Common Stock subject to currently exercisable options.

(6) Includes 100,628 shares of Common Stock subject to currently exercisable options.
(7) Consists of shares of Common Stock subject to currently exercisable options.
(8) Includes shares held directly by Mr. Moyes and his children. Also includes 64,400 shares of Common Stock subject to currently exercisable options.
(9) Includes 37,850 shares of Common Stock subject to currently exercisable options.
(10) Includes 32,000 shares of Common Stock subject to currently exercisable options.
(11) Includes 762,461 shares of Common Stock subject to currently exercisable options.

                                   MANAGEMENT

Directors

   The Company's Restated Certificate of Incorporation, as amended, and Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Restated Certificate of Incorporation, as amended, and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Hugh A. D'Andrade and Dale A. Stringfellow, Ph.D. constitute a class with a term ending in 2003 (the "Class I directors"); Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S. Wilson, Ph.D. constitute a class with a term which expires at the upcoming Meeting (the "Class II directors"); and Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. constitute a class with a term ending in 2002 (the "Class III directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

   The Board of Directors has voted to set the size of the Board of Directors at seven and to nominate Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda
S. Wilson, Ph.D. for election at the Meeting for a term of three years, to serve until the 2004 annual meeting of Stockholders, and until their respective successors have been elected and qualified. The Class I directors (Hugh A. D'Andrade and Dale A. Stringfellow, Ph.D.) and the Class III directors (Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D.) will serve until the annual meetings of Stockholders to be held in 2003 and 2002, respectively, and until their respective successors have been elected and qualified.

   Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which they hold directorships.

   NAME                       AGE POSITION WITH THE COMPANY
   ----                       --- -------------------------
   Hugh A. D'Andrade.........  62 Chairman of the Board of Directors
   Walter Gilbert, Ph.D......  69 Vice Chairman of the Board of Directors
   Peter D. Meldrum..........  54 President, Chief Executive Officer, Director
   Mark H. Skolnick, Ph.D....  55 Chief Scientific Officer, Director
   Arthur H. Hayes, Jr.,
    M.D......................  68 Director
   Dale A. Stringfellow,
    Ph.D.....................  56 Director
   Linda S. Wilson, Ph.D.....  64 Director

   Hugh A. D'Andrade, Chairman of the Board of Directors since joining the Board in February 2001, served as the Vice Chairman of the Board of Directors and Chief Administrative Officer of Schering-Plough Corporation from 1996 through 2001. Mr. D'Andrade joined Schering-Plough Corporation in 1981 as Senior Vice President and was named to its board of directors in 1984. He has also served on the Board of Directors of ALZA Corporation, Biogen N.V., and Molecular Devices Corporation. Mr. D'Andrade was a Director of the Biotechnology Industry Organizations and served as Chairman from 1988 to 1989. He is currently a member of the Boards of Directors of AutoImmune, Inc., Chitogenics, Inc., and Atlantic Mutual Companies. He also serves on the Board of Trustees of Drew University, the Board of Overlook Hospital Foundation and The Seeing Eye and is a member of the Columbia Law School Board of Visitors. Mr. D'Andrade earned a law degree, cum laude, from Columbia University School of Law.

   Walter Gilbert, Ph.D., Vice Chairman of the Board of Directors, joined the Company as a founding scientist and Director in March 1992. Dr. Gilbert won the Nobel Prize in Chemistry in 1980 for his contributions to the development of DNA sequencing technology. He was a founder of Biogen, Inc. and its Chairman of the Board and Chief Executive Officer from 1981 to 1985. He has held professorships at Harvard University in the Departments of Physics, Biophysics, Biology, Biochemistry and Molecular Biology, and Molecular and Cellular Biology. He presently holds the Carl M. Loeb University Professorship at Harvard University and serves on the Board of Directors of Transkaryotic Therapies, Inc.

   Peter D. Meldrum has been a Director of the Company since its inception in May 1991 and has been President and Chief Executive Officer of the Company since November 1991. Prior to joining the Company he was President and Chief Executive Officer of Founders Fund, Inc., a venture capital group specializing in the biotechnology industry. He received an M.B.A. degree from the University of Utah in 1974 and a B.S. degree in Chemical Engineering from the University of Utah in 1970.

   Mark H. Skolnick, Ph.D., a scientific founder of the Company, has been a director of the Company since its inception in 1991 and has served as Chief Scientific Officer since 1997. Dr. Skolnick was also Executive Vice President of Research and Development of the Company from its inception in 1991 through July 2000. Dr. Skolnick and several colleagues were the first to conceive of using restriction fragment length polymorphism technology as genetic markers, a breakthrough that underpins the Human Genome Project. He received his Ph.D. in Genetics from Stanford University in 1975, and a B.A. degree in Economics from the University of California at Berkeley in 1968.

   Arthur H. Hayes, Jr., M.D., a Director of the Company since November 1992, served as Commissioner of the U.S. Food and Drug Administration from 1981 to 1983. Since 1991 he has served as the President and CEO of Mediscience Associates. From 1986 to 1991, Dr. Hayes served as the President and CEO of EM Pharmaceuticals, Inc., the United States affiliate of E. Merck of Darmstadt, Germany. He also served as Provost and Dean of New York Medical College from 1983 to 1986. Dr. Hayes currently serves as the Vice Chairman and Medical Director of Nelson Communications, Inc. Dr. Hayes serves on the Board of Directors of the following publicly traded companies: Napro Biotherapeutics, Inc., Celgene Corporation, and Premier Research Worldwide, Inc. He also serves on the Board of Directors of the Macy Foundation and is the Chairman of the Council on Family Health.

   Dale A. Stringfellow, Ph.D., a Director of the Company since December 1991, has been President and CEO of Berlex Laboratories, a wholly owned subsidiary of Schering AG, since December 2000. Prior to that he was President of Berlex BioSciences since June 1995 and President, CEO and a Director of Celtrix Pharmaceuticals from July 1990 until April 1995. In addition, Dr. Stringfellow has held other positions, including Vice President and Senior Director of Preclinical Cancer Research at Bristol-Myers Squibb Co.; Research Head, Cancer Virology and Cellular Biology Research at Upjohn Company; and Vice President, Research and Development at Collagen Corporation. Dr. Stringfellow currently serves on the Board of Directors of Collateral Therapeutics.

   Linda S. Wilson, Ph.D., a Director of the Company since October 1999, served as President of Radcliffe College, Cambridge, MA from 1989 to 1999. Dr. Wilson has also served as Vice President for Research, University of Michigan, and as Associate Vice Chancellor for Research and Associate Dean of the Graduate College, University of Illinois. Dr. Wilson is a member of the Institute of Medicine of the National Academy of Sciences. After serving seven years as Trustee, she is now an Honorary Trustee of the Massachusetts General Hospital. She currently serves on the Boards of Directors for INACOM, Inc.; Value Line, Inc. and ICANN (the Internet Corporation for assigned Names and Numbers). She is also a Trustee of the Committee on Economic Development. Dr. Wilson received her Ph.D. in Chemistry from the University of Wisconsin and her B.A. from Newcomb College, Tulane University.

Committees of the Board of Directors and Meetings

   Meeting Attendance. During the fiscal year ended June 30, 2001 there were eight meetings of the Board of Directors, and the various committees of the Board of Directors met a total of four times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during Fiscal 2001.

   Audit Committee. The Audit Committee, which met three times in Fiscal 2001, has three members, Dale A. Stringfellow, Ph.D. (Chairman), Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this Proxy Statement.

   Compensation Committee. The Compensation Committee, which met one time during Fiscal 2001, has three members, Walter Gilbert, Ph.D. (Chairman), Hugh
A. D'Andrade and Dale A. Stringfellow, Ph.D. The Compensation Committee administers the Company's stock plans and reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. Please also see the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

   Nominating Committee. The Company does not have a standing Nominating Committee.

   Compensation Committee Interlocks and Insider Participation. The Compensation Committee has three members, Walter Gilbert, Ph.D. (Chairman), Hugh A. D'Andrade and Dale A. Stringfellow, Ph.D. No executive officer of the Company is a member of the Compensation Committee. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Compensation of Directors

   The Company pays each non-employee director $2,000 for each meeting of the Board of Directors that the director attends. All directors are reimbursed for their out-of pocket expenses incurred in attending meetings.

   Directors who are not employees of the Company or any affiliate are entitled to receive options under the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Plan"). The Plan provides for an annual grant to each non-employee director of a non-qualified option to purchase 15,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the grant date. Options granted under the Plan to non-employee directors vest in three equal installments beginning on the first anniversary of the date of grant, assuming continued membership on the Board. Options to purchase ninety thousand (90,000) shares were granted under this formula during Fiscal 2001. Options granted during Fiscal 2001 to any named executive officers serving on the Board are reported under "Executive Compensation-- Option Grants in Last Fiscal Year."

Executive Officers

   The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. Except for executive officers who have employment agreements with the Company, the executive officers serve at the pleasure of the Board of Directors.

   Name                     Age                      Position
   ----                     ---                      --------
   Gregory C. Critchfield,
    M.D. ..................  49 President, Myriad Genetic Laboratories, Inc.
   Adrian N. Hobden,
    Ph.D. .................  48 President, Myriad Pharmaceuticals, Inc.
   William A. Hockett
    III ...................  43 Vice President of Corporate Communications
   Jay M. Moyes............  47 Chief Financial Officer, Vice President of Finance
   Sudhir R. Sahasrabudhe,
    Ph.D. .................  40 Executive Vice President Research and Development
   S. George Simon.........  40 Vice President of Business Development
   Christopher L. Wight....  43 Vice President, General Counsel

   Gregory C. Critchfield, M.D., President of Myriad Genetic Laboratories, Inc., a wholly owned subsidiary of the Company, joined the Company in July 1998. Dr. Critchfield previously served as Senior Vice President, Chief Medical and Scientific Officer of Quest Diagnostics (formerly Corning Clinical Laboratories). Prior to Quest Diagnostics, Dr. Critchfield was Director of Clinical Pathology for Intermountain Health Care.

Dr. Critchfield received his M.D. from the University of Utah and his M.S. in Biophysical Sciences from the University of Minnesota. He is Board Certified in Clinical Pathology.

   Adrian N. Hobden, Ph.D., President of Myriad Pharmaceuticals, Inc., a wholly owned subsidiary of the Company, joined the Company in October 1998. Dr. Hobden previously served as Director, Global Biotechnology Ventures with Glaxo Wellcome Inc. During Dr. Hobden's 17-year tenure with Glaxo, he held several senior management positions, including heading the Genetics, Molecular Science and Pharmacology research department before undertaking the directorship. Dr. Hobden received his Ph.D. from Leicester University in Microbiology/Molecular Biology and his B.A in Biochemistry from Cambridge University.

   William A. Hockett III, Vice President of Corporate Communications, joined the Company in September 1993, serving as Vice President of Marketing for Myriad Genetic Laboratories prior to assuming the head communications position. Over 19 years in the medical diagnostics industry, in research, sales and marketing roles, Mr. Hockett managed a diverse range of immunological products and services. He was most recently Marketing Manager for a line of over 120 products for Diagnostic Products Corporation in Los Angeles. Mr. Hockett received his B.A. in Biochemistry from the University of California, Santa Cruz.

   Jay M. Moyes, Vice President of Finance since July 1993 and named Chief Financial Officer in June 1996, served as Vice President of Finance and Chief Financial Officer of Genmark, Inc. from 1991 through July 1993. Mr. Moyes held various positions with the accounting firm of KPMG LLP from 1979 through 1991, most recently as a Senior Manager. He holds an M.B.A. degree from the University of Utah, a B.A. degree in economics from Weber State University, and is a Certified Public Accountant.

   Sudhir R. Sahasrabudhe, Ph.D., has served as Executive Vice President, Research and Development since July 2000. Beginning in 1993, Dr. Sahasrabudhe served in various positions of importance with Aventis Pharmaceuticals, most recently as Senior Director of U.S. Biotechnology. In that position, Dr. Sahasrabudhe was responsible for all biotechnology activities within the United States for Aventis, including the oversight of Cambridge Genomics Center and other genomics facilities as well as programs in transgenics, gene expression and disease genomics. Dr. Sahasrabudhe represented Aventis on the Board of Directors of the SNP Consortium, a collaboration geared towards creating a dense genome-wide SNP map. Dr. Sahasrabudhe received his Ph.D. in microbiology from the University of Baroda, in Baroda, India.

   S. George Simon has served as Vice President of Business Development since June 2000. Mr. Simon previously served as Vice President, Corporate Development with MorphGen Pharmaceuticals, Inc., a biopharmaceutical company working in musculoskeletal tissue repair, from 1999 through 2000. Prior to his time with MorhpGen, Mr. Simon was Senior Director, Corporate Development for the VivoRx group of companies, which developed biotechnology and biopharmaceutical products in oncology and cell therapy, from 1994 through 1998. Mr. Simon received his Certificate in International Business Management from the University of California, Los Angeles and his B.S. Business Administration from California State University, Long Beach.

   Christopher L. Wight, Vice President, General Counsel since September 1999, joined the Company in August 1998. Mr. Wight served as Corporate General Counsel before being named as an officer. Prior to joining the Company, Mr. Wight held the position of Director of Intellectual Property at Immunex Corporation beginning in 1996. He received his J.D. from the J. Reuben Clark Law School at Brigham Young University and a bachelor's degree in Chemistry from Brigham Young University.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers employed by the Company as of June 30, 2001 (collectively, the "named executive officers") for services rendered to the Company in all capacities during the three fiscal years ended June 30, 2001.

                                             Annual        Long Term
                                          Compensation    Compensation
                                        ----------------- ------------
                                                           Securities
                               Fiscal                      Underlying     All Other
Name and Principal Position     Year     Salary   Bonus    Options(#)  Compensation (2)
---------------------------    ------   -------- -------- ------------ ---------------
Peter D. Meldrum.............   2001    $350,562 $110,761    55,000        $5,572
   President and Chief          2000    $320,523 $100,507   100,000        $5,072
   Executive Officer            1999    $305,420 $ 60,000    40,000        $5,072

Gregory C. Critchfield,
   M.D.......................   2001    $260,562 $ 84,961    45,000        $5,572
   President, Myriad Genetic    2000    $240,522 $ 84,507    80,000        $5,188
   Laboratories, Inc.           1999    $181,714 $ 64,000   230,000        $6,829

Adrian N. Hobden, Ph.D.......   2001    $247,562 $ 76,961    40,000        $5,755
   President, Myriad            2000    $215,559 $ 75,507    80,000        $5,277
   Pharmaceuticals, Inc.        1999    $156,202 $ 60,000   238,048        $2,765

Jay M. Moyes.................   2001    $190,494 $ 57,261    35,000        $5,800
   Vice President of Finance,   2000    $168,424 $ 60,507    60,000        $5,245
   Chief Financial Officer      1999    $160,420 $ 34,000    46,000        $5,399

Sudhir R. Sahasrabudhe,
   Ph.D......................   2001(1) $188,426 $ 57,261   195,000        $4,596
   Executive Vice President     2000    $    --  $    --        --         $  --
   Research and Development     1999    $    --  $    --        --         $  --

--------
(1) Dr. Sahasrabudhe's employment began on July 24, 2000.
(2) All Other Compensation includes (i) the dollar value of premiums paid by the Company with respect to term life insurance for the benefit of each named executive officer and (ii) the Company's matching contributions made under its 401(k) plan on behalf of each named executive officer.

Option Grants in Last Fiscal Year

   The following table sets forth information regarding each stock option granted during Fiscal 2001 to each of the named executive officers.

                                                             Individual Grants                  Potential Realizable
                                             -------------------------------------------------    Value at Assumed
                                                Number of     % of Total                       Annual Rates of Stock
                                               Securities      Options                         Price Appreciation for
                                               Underlying     Granted to  Exercise                Option Term (4)
                                                 Options     Employees in   Price   Expiration ----------------------
Name                                         Granted (#) (1) Fiscal Year  ($/Share)    Date        5%         10%
----                                         --------------- ------------ --------- ---------- ---------- -----------
Peter D. Meldrum..........................      25,000 (2)       2.1%      $72.125  2/01/2011  $1,133,976 $ 2,873,717
Peter D. Meldrum..........................      30,000 (2)       2.5%      $57.260  6/27/2011  $1,080,315 $ 2,737,731
Gregory C. Critchfield, M.D...............      20,000 (2)       1.7%      $72.125  2/01/2011  $  907,181 $ 2,298,974
Gregory C. Critchfield,  M.D..............      25,000 (2)       2.1%      $57.260  6/27/2011  $  900,263 $ 2,281,442
Adrian N. Hobden, Ph.D....................      20,000 (2)       1.7%      $72.125  2/01/2011  $  907,181 $ 2,298,974
Adrian N. Hobden, Ph.D....................      20,000 (2)       1.7%      $57.260  6/27/2011  $  720,210 $ 1,825,154
Jay M. Moyes..............................      17,500 (2)       1.5%      $72.125  2/01/2011  $  793,783 $ 2,011,602
Jay M. Moyes..............................      17,500 (2)       1.5%      $57.260  6/27/2011  $  630,184 $ 1,597,010
Sudhir R. Sahasrabudhe,  Ph.D.............     160,000 (3)      13.4%      $66.407  8/01/2010  $6,682,031 $16,933,577
Sudhir R. Sahasrabudhe, Ph.D..............      17,500 (2)       1.5%      $72.125  2/01/2011  $  793,783 $ 2,011,602
Sudhir R. Sahasrabudhe,  Ph.D.............      17,500 (2)       1.5%      $57.260  6/27/2011  $  630,184 $ 1,597,010

--------
(1) Options were granted pursuant to the Plan. Options terminate ten years after the grant date, subject to earlier termination in accordance with the Plan and the applicable option agreement. Vesting of options will accelerate upon a change in control of the Company in accordance with the applicable option agreement. Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the closing price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the grant date.
(2)  Options granted vest 25% upon each anniversary date of the date of grant.
(3)  Options granted vest 20% upon each anniversary date of the date of grant.
(4) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table provides information regarding the exercises of options by each of the named executive officers during Fiscal 2001. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of June 30, 2001 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.

                                                       Number of Securities
                                                      Underlying Unexercised   Value of the Unexercised
                                  Shares              Options at Fiscal Year-   In-The-Money Options at
                                 Acquired   Value               End               Fiscal Year-End (2)
                                    on     Realized  ------------------------- -------------------------
Name                             Exercise    (1)     Exercisable Unexercisable Exercisable Unexercisable
----                             -------- ---------- ----------- ------------- ----------- -------------
Peter D. Meldrum...............   57,777  $4,530,055   51,919       207,000    $2,203,463   $ 6,253,516
Gregory C. Critchfield, M.D....   58,000  $4,245,749   18,000       247,000    $  819,546   $ 9,850,242
Adrian N. Hobden, Ph.D.........   42,000  $3,421,964   56,019       290,029    $2,795,151   $12,798,378
Jay M. Moyes...................   54,287  $3,963,470   64,400       130,599    $3,152,711   $ 4,299,244
Sudhir R. Sahasrabudhe, Ph.D...      --   $      --       --        195,000    $      --    $   106,050

--------
(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.
(2) The value of unexercised "in-the-money" options at fiscal year end assumes a fair market value for the Company's Common Stock of $63.32, the closing sale price per share of the Company's Common Stock as reported by The Nasdaq Stock Market on June 29, 2001.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

   The Company entered into employment agreements with no defined term with Peter D. Meldrum, Gregory C. Critchfield, M.D., Jay M. Moyes, and Sudhir R. Sahasrabudhe, Ph.D. in May 1993, July 1998, July 1993, and July 2000 respectively. Either party may terminate employment without cause at any time upon 15 days written notice to the other party or immediately with cause upon written notice to the other party. Each employment agreement also provides that the employee will not disclose confidential information of the Company during and after employment and will not compete with the Company during the term of employment with the Company.

   The Company entered into an employment agreement with no defined term with Adrian N. Hobden, Ph.D. in October 1998. Pursuant to the agreement, either party may terminate employment with or without cause, provided that Dr. Hobden must provide the Company with 30 days written notice. If the Company terminates Dr. Hobden without cause, the Company must pay Dr. Hobden's salary for 9 months following termination. If Dr. Hobden terminates his employment as a result of a reduction of his responsibilities after a change in control of the Company, then the Company must pay Dr. Hobden's salary for 12 months following termination. The employment agreement also provides that Dr. Hobden will not disclose confidential information of the Company during and after employment and will not compete with the Company during the term of employment with the Company.

   In the event of a change in control of the Company (as defined in the Plan), all outstanding unvested options, including options held by Messrs. Meldrum, Critchfield, Hobden, Moyes and Sahasrabudhe will become immediately vested, unless provision is made for the continuation of such options pursuant to the applicable provisions of the Plan.

Performance Graph

   The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on October 6, 1995 (the date of the Company's initial public offering) and ending on June 30, 2001 (as measured by dividing (A) the difference between the Company's share price at the end and the beginning of the measurement period by (B) the share price at the beginning of the measurement period) with the cumulative total return of The Nasdaq Stock Market and the Nasdaq Health Services Stock Index during such period. It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

                              [PERFORMANCE GRAPH]

                         10/6/95 6/28/96 6/30/97 6/30/98 6/30/99 6/30/00 6/29/01
                         ------- ------- ------- ------- ------- ------- -------
Myriad Genetics, Inc.... $100.00 $138.89 $150.00 $ 81.25 $ 50.00 $822.66 $351.78
Nasdaq Stock Index
 (U.S.)................. $100.00 $118.18 $143.71 $189.15 $272.07 $402.25 $218.05
Nasdaq Health Services
 Stocks................. $100.00 $134.98 $124.73 $121.52 $114.36 $ 88.27 $125.83

   This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the CRSP Total Return Indexes, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

 Overview

   The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed entirely of outside directors. The Compensation Committee, which consists of Dr. Gilbert, Mr. D'Andrade and Dr. Stringfellow, is responsible for establishing and administering the Company's executive compensation policies. This report addresses the compensation policies for fiscal year 2001 as they affected Mr. Meldrum, in his capacity as President and Chief Executive Officer of the Company, and the other executive officers of the Company.

 General Compensation Policy

   The objectives of the Company's executive compensation program are to:

  . Provide a competitive compensation package that will attract and retain superior talent and reward performance.

  .  Support the achievement of desired Company performance.

  . Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of Common Stock, thereby encouraging the achievement of superior results over an extended period.

 Executive Officer Compensation Program

   The Company's executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on the achievement of predetermined objectives; and (iii) long-term incentive compensation in the form of periodic stock option grants, with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

   The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with the Company to attract and retain employees.

   In considering compensation of the Company's executives, one of the factors the Compensation Committee takes into account is the anticipated tax treatment to the Company of various components of compensation. The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which generally disallows a tax deduction for certain compensation in excess of $1 million to any of the executive officers appearing in the Summary Compensation Table above, will have an effect on the Company. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee's present policy to take reasonable measures to preserve the full deductibility of substantially all executive compensation, to the extent consistent with its other compensation objectives.

 Base Salary

   The Compensation Committee reviews base salary levels for the Company's executive officers on an annual basis. Base salaries are set competitively relative to companies in the biotechnology industry and other comparable companies. In determining salaries the Compensation Committee also takes into consideration individual experience and performance. The Compensation Committee seeks to compare the salaries paid by companies similar in size and stage of development to the Company. Within this comparison group, the Company seeks to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to the Company's performance. In setting base salaries, the Compensation Committee also takes into account the intense level of competition among biotechnology companies to attract talented personnel.

 Annual Incentive Bonuses

   The Company, along with each executive officer, establishes goals related specifically to that officer's areas of responsibility. The Compensation Committee determines the amount of each executive's bonus based on a subjective assessment by the Compensation Committee of the officer's progress toward achieving the established goals. Bonuses are awarded on an annual basis.

 Long-term Incentive Compensation

   Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of the Company's Common Stock. The Compensation Committee believes that stock option participation aligns executive officers' interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the biotechnology industry as well as a broader group of companies of comparable size and complexity. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant.

 Chief Executive Officer Compensation

   Mr. Meldrum was appointed to the position of President and Chief Executive Officer in November 1991. In May 1993, Mr. Meldrum entered into the Company's standard Employment Agreement as required of all Company employees. Under this agreement, Mr. Meldrum receives an annual base salary of $100,000, which salary has been increased by the Board of Directors periodically. This is consistent with the range of salary levels received by his counterparts in companies in the biotechnology industry and other comparable companies. The Compensation Committee believes Mr. Meldrum has managed the Company well in a challenging business climate and has continued to move the Company towards its long-term objectives.

   The Company granted stock options to Mr. Meldrum to purchase 40,000 shares at an exercise price of $4.781 in fiscal 1999, 100,000 shares at a weighted average exercise price of $38.545 in fiscal 2000, and 55,000 shares at a weighted average exercise price of $64.02 in Fiscal 2001. This option package is designed to align the interests of Mr. Meldrum with those of the Company's stockholders with respect to short-term operating results and long term increases in the price of the Company's stock. The grant of these options is consistent with the goals of the Company's stock option program as a whole.

                                          THE COMPENSATION COMMITTEE:

                                          Walter Gilbert, Ph.D., Chairman
                                          Hugh A. D'Andrade
                                          Dale A. Stringfellow, Ph.D.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors (the "Audit Committee") has three members, Dale A. Stringfellow, Ph.D. (Chairman), Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. Each of the members of the Audit Committee are independent nonexecutive directors who meet the independence and experience requirements of the Nasdaq National Market System. The Audit Committee has furnished the following report:

   The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for Fiscal 2001, the Audit Committee took the following actions:

  . Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001 with management and KPMG LLP, the Company's independent auditors;

  . Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  . Received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

   The following is a summary of the fees charged by KPMG LLP for services rendered to the Company:

 Audit Fees.

   Fees for the audit of the Company's annual financial statements and reviews of its quarterly financial statements included in the Company's reports on Form 10-Q for Fiscal 2001 were $56,000.

 Financial Information Systems Design and Implementation Fees.

   No services were performed by, and no fees were incurred to KPMG LLP in connection with financial information systems design and implementation projects for Fiscal 2001.

 All Other Fees.

   The aggregate fees invoiced to the Company by KPMG LLP for all other services for Fiscal 2001 were $87,500.

   The Audit Committee has considered whether the provision of any financial information systems design and other non-audit services noted above is compatible with maintaining the independence of KPMG LLP.

   Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                         THE AUDIT COMMITTEE

                                         Dale A. Stringfellow, Ph.D., Chairman
                                         Walter Gilbert, Ph.D.
                                         Arthur H. Hayes, Jr., M.D.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Moyes inadvertently failed to timely report one transaction on a Form 4, which he subsequently reported on a timely filed Form 5.

                             ELECTION OF DIRECTORS

                                (Notice Item 1)

   Under the Company's Restated Certificate of Incorporation, as amended, and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Hugh A. D'Andrade, and Dale A. Stringfellow, Ph.D. constitute a class with a term ending in 2003 (the "Class I directors"); Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S.
Wilson, Ph.D. constitute a class with a term which expires at the upcoming Meeting (the "Class II directors"); and Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. constitute a class with a term ending in 2002 (the "Class III directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

   The Board of Directors has voted to set the size of the Board of Directors at seven and to nominate Peter D. Meldrum, Mark H. Skolnick, Ph.D., and
Linda S. Wilson, Ph.D. for election at the Meeting for a term of three years, to serve until the 2004 annual meeting of Stockholders, and until their respective successors have been elected and qualified. The Class I directors (Hugh A. D'Andrade and Dale A. Stringfellow, Ph.D.) and the Class III directors (Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D.) will serve until the annual meetings of Stockholders to be held in 2003 and 2002, respectively, and until their respective successors have been elected and qualified.

   Unless authority to vote for either of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

   A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

   THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. PETER D. MELDRUM, DR. MARK H. SKOLNICK AND DR. LINDA S. WILSON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

 AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR
                              ISSUANCE THEREUNDER

                                (Notice Item 2)

General

   The Company's Board of Directors and the Stockholders approved the 1992 Employee, Director and Consultant Stock Option Plan (the "Plan") in 1992 and subsequently amended and/or restated the Plan several times, most recently in September 2001. Prior to September 2001, a total of 6,000,000 shares of Common Stock were reserved for issuance under the Plan. By the terms of the Plan, the Plan may be amended by the Board of Directors provided that any amendment approved by the Board of Directors which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under the Internal Revenue Code of 1986 ("the Code") Section 422 is subject to obtaining such Stockholder approval. On September 20, 2001, the Board of Directors voted to approve an amendment to the Plan to increase by 2,000,000 shares the aggregate number of shares of Common Stock for which stock options may be granted under the Plan. The Board believes that the increase in the number of shares reserved for issuance under the Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. This amendment is being submitted for Stockholder approval to ensure continued favorable income tax treatment under Section 422 of the Code and to comply with the requirements of The Nasdaq Stock Market.

Material Features of the Plan

   The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan. The Company currently has 452 full-time equivalent employees.

   Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. The Plan also provides for the automatic grant of 15,000 non-qualified options to non-employee directors of the Company. The automatic grant, which is issued annually on the date of the shareholders' meeting, has a ten year exercise life and vests one-third (1/3) per year, assuming continued membership on the Board. Non-employee directors nominated pursuant to a contractual obligation are not entitled to such automatic grants. Ninety thousand (90,000) options were granted under this formula during Fiscal 2001.

   The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than the par value per share of the Common Stock. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option agreement.

   An incentive stock option granted under the Plan may, at the Board of Director's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or three (3) months after such termination. In granting any non-qualified stock option, the Board of Directors may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Board of Directors shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options may be exercised, to the extent exercisable on the date of death or disability (plus a prorata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

   If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Board of Directors or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Board of Directors, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Board of Directors, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

   The Plan may be amended by the Stockholders of the Company. The Plan may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval.

Option Information

   The following table sets forth, as of September 1, 2001, all options granted pursuant to the Plan to (i) the named executive officers, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.

                                                                               No. of Options
Name                                             Title                            Granted
----                                             -----                         --------------
Peter D. Meldrum........ President and Chief Executive Officer                     535,000
Gregory C. Critchfield,
 M.D. .................. President, Myriad Genetic Laboratories, Inc.              355,000
Adrian N. Hobden,
 Ph.D. ................. President, Myriad Pharmaceuticals, Inc.                   430,048
Jay M. Moyes............ Vice President of Finance and Chief Financial Officer     305,002
Sudhir R. Sahasrabudhe,
 Ph.D. ................. Executive Vice President Research and Development         195,000
All current executive officers as a group (9 persons).........................   2,643,214
All current directors who are not executive officers as a group (5 persons)...     350,000
All employees who are not executive officers as a group (1)...................   2,626,130

--------
(1) Net of all canceled options.

   On September 4, 2001, the closing market price per share of the Company's Common Stock was $43.00 as quoted on The NASDAQ Stock Market.

Federal Income Tax Considerations

   The following is a description of certain United States federal income tax consequences of the issuance and exercise of options under the Plan:

   Stock options granted under the Plan may be either incentive stock options, or ISOs, which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options, or NQSOs, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

   ISOs. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or the amount realized on a disqualifying sale, if less) over the exercise price paid for those shares will be taxable as ordinary income to the optionee; any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

   Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercise of a non-statutory option or the disqualifying disposition of an incentive stock option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Plan.

   THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 2,000,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                                (Notice Item 3)

   The Board of Directors has appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2002. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company's Restated Certificate of Incorporation, as amended, or Restated By-Laws. KPMG LLP audited the Company's financial statements for the fiscal year ended June 30, 2001. The Company expects that representatives of KPMG LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

   The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

   In the event that ratification of the appointment of KPMG LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

   The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

   In order to be considered for inclusion in the proxy statement for the Company's 2002 Annual Meeting of Stockholders, Stockholder proposals must be received by the Company no later than June 12, 2002. To be considered for presentation at such meeting, although not included in the proxy statement, proposals must be received no earlier than August 8, 2002 and no later than September 8, 2002. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All Stockholder proposals should be marked for the attention of: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the Board of Directors:

                                          /s/ Christopher L. Wight

                                          Christopher L. Wight
                                          Secretary

October 9, 2001

   THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE ON THE INTERNET AT WWW.MYRIAD.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: SECRETARY, MYRIAD GENETICS, INC., 320 WAKARA WAY, SALT LAKE CITY, UTAH 84108 (801-584-3600).

                                   APPENDIX A

                             MYRIAD GENETICS, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

 . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

 . Monitor the independence and performance of the Company's independent auditors.

 . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

So long as the Company is listed on the National Association of Securities Dealers ("Nasdaq"), the Audit Committee members shall meet the requirements of the Nasdaq. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with the management, and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

Independent Auditors

4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

5. Review and approve requests for significant management consulting engagements to be performed by the independent auditors firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

6. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

7. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

8. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

9. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

10. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

11. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

12. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                  Appendix B

                             MYRIAD GENETICS, INC.

           1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED SEPTEMBER 20, 2001)

1.  DEFINITIONS.
    -----------

    Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Myriad Genetics, Inc. 1992 Employee, Director and Consultant Stock Option Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated
          -------------
          power to act on its behalf to a committee. (See Paragraph 4)

          Affiliate means a corporation which, for purposes of Section 424 of
          ---------
          the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.
          ------------------

          Code means the United States Internal Revenue Code of 1986, as
          ----
          amended.

          Committee means the Committee to which the Board of Directors has
          ---------
          delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.01 par
          ------------
          value.

          Company means Myriad Genetics, Inc., a Delaware corporation.
          -------

          Disability or Disabled means permanent and total disability as defined
          ----------    --------
          in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:
          -----------------

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten
          (10) days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option
          ---
          under Code Section 422.

          Key Employee means an employee of the Company or of an Affiliate
          ------------
          (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

          Non-Qualified Option means an option which is not intended to qualify
          --------------------
          as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.
          ------

          Option Agreement means an agreement between the Company and a
          ----------------
          Participant delivered pursuant to the Plan.

          Participant means a Key Employee, director or consultant to whom one
          -----------
          or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Participant's Survivors means a deceased Participant's legal
          -----------------------
          representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

          Plan means this Myriad Genetics, Inc. 1992 Employee, Director and
          ----
          Consultant Stock Option Plan.

          Shares means shares of the Common Stock as to which Options have been
          ------
          or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

2.   PURPOSES OF THE PLAN.
     --------------------

     The Plan is intended to encourage ownership of Shares by Key Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 8,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

5.   ELIGIBILITY FOR PARTICIPATION.
     -----------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. In no event shall any employee be granted in any calendar year Options to purchase more than 1,000,000 shares of the Company's Common Stock pursuant to this Plan. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be, granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

     A.   Non-Qualified Options:  Each Option intended to be a Non-Qualified
          ---------------------
          Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

          b. Each Option Agreement shall state the number of Shares to which it pertains;

          c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

          d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders including requirements that:

               i. The Participant's or the Participant's Survivors' right to sell the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          e. On the date of each annual meeting of the Company's shareholders, each director of the Company who is not (i) an employee of the Company or (ii) nominated or elected pursuant to or in satisfaction of a contractual obligation of the Company, provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment, shall be granted a Non-Qualified Option to purchase 15,000 Shares. Each Option granted under this subparagraph shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in three (3) equal annual installments of thirty-three and 33/100 percent (33.33%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next two (2) full years of service thereafter. Any director entitled to receive an Option grant under this subparagraph may elect to decline the Option. The provisions of Paragraphs 10, 11, 12 and 13 below shall not apply to Options granted pursuant to this subparagraph.

          Except as otherwise provided in the pertinent Option Agreement, if a director who receives Options pursuant to this subparagraph:

               i. ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or,

               ii. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such Director may be exercised by the Participant (or by the Participant's personal representative, or the Participant's Survivors) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

     B.   ISOs:  Each Option intended to be an ISO shall be issued only to a Key
          ----
          Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code
          Section 422 and relevant regulations and rulings of the Internal Revenue Service:

          a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described above, except clause (a) thereunder.

          b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

               i.   Ten percent (10%) or less of the total combined voting power
                                      -------
                    of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          c.   Term of Option:  For Participants who own

               i.   Ten percent (10%) or less of the total combined voting power
                                      -------
                    of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide;

               ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

          e. Limitation on Grant of ISOs: No ISOs shall be granted after the date which is the earlier of ten (10) years from the date of the
                                 -------
               adoption of the Plan by the Company and the date of the approval of the Plan by the shareholders of the Company.

7.   EXERCISE OF OPTION AND ISSUE OF SHARES.
     --------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(e).

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.

8.   RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
     --------------------------------------------

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall only be exercisable, during the Participant's lifetime, by the Participant (or by his or her legal representative)and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment, director status or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
     --------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

     b. For purposes of this Article, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a.   To the extent exercisable but not exercised on the date of Disability;
          and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.  EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     ---------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

     b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Option:

     A.  Stock Dividends and Stock Splits. If the shares of Common Stock shall
         --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. The number of Shares subject to options to be granted to directors pursuant to Subparagraph e of Paragraph 6 shall also be proportionately adjusted upon the occurrence of such events.

     B.  Consolidations or Mergers. If the Company is to be consolidated with or
         -------------------------
acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either, to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection) over the exercise price thereof.

     C.  Recapitalization or Reorganization. In the event of a recapitalization
         ----------------------------------
or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.  Modification of ISOs. Notwithstanding the foregoing, any adjustments
         --------------------
made pursuant to subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.  ISSUANCES OF SECURITIES.
     -----------------------

  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.  FRACTIONAL SHARES.
     -----------------

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS:  TERMINATION OF ISOs.
     -------------------------------------------------------------------

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.  WITHHOLDING.
     -----------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionholder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Optionholder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Optionholder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law); provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Optionholder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.  TERMINATION OF THE PLAN.
     -----------------------

     The Plan will terminate on November 9, 2002, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval
               -------
by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.  GOVERNING LAW.
     -------------

     This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                                  Appendix C


                             MYRIAD GENETICS, INC.

            THIS PROXY IS BEING SOLICITED BY MYRIAD GENETICS, INC.'S
                               BOARD OF DIRECTORS

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated October 9, 2001 in connection with the Annual Meeting to be held at 9:00 a.m. on Thursday, November 8, 2001 at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah and hereby appoints Peter D. Meldrum and Jay M. Moyes, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MYRIAD GENETICS, INC. registered in the name provided herein which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

     SEE REVERSE SIDE FOR ALL PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, date and return this card promptly, using the enclosed envelope. No postage is required if mailed in the United States.


(SEE REVERSE SIDE)
------------------




                                  DETACH HERE

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2 and 3.

[X]  Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. Election of three Class II Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term.

Nominees:    Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S. Wilson,
Ph.D.

FOR               WITHHELD
[ ]               [ ]

[ ]  __________________________________________
      For all nominees except as noted above.


2. Proposal to increase by 2,000,000 shares the aggregate number of shares of the Company's Common Stock for which stock options may be granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan.

FOR         AGAINST      ABSTAIN
[ ]         [ ]           [ ]


3. Proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002.

FOR        AGAINST       ABSTAIN
[ ]         [ ]           [ ]


     In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

     By checking the box to the right, I consent to future access of the Annual Report, Proxy Statements prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke any consent at any time by contacting the Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and
telephone charges, will be my responsibility.                  [   ]

     Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

               Signature:________________________

               Signature:________________________

               Date:_____________________________

                                       2